AMERITAS LIFE INSURANCE CORP. ("AMERITAS")
                      AMERITAS VARIABLE SEPARATE ACCOUNT V
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                              ("Separate Accounts")

                                 Supplement to:
                     OVERTURE OVATION!, Protector hVUL, and
                                OVERTURE MEDLEY!
                         Prospectuses Dated May 1, 2008

                          Supplement Dated May 1, 2008

The PORTFOLIO COMPANY OPERATING EXPENSES chart in each prospectus is revised for the DWS Variable Series II ("DWS") portfolios listed below.

--------------------------------------------------------------------------------------------------------------------------
                                                                Acquired
                                                                Fund Fees      Total                   Total Expenses
Subaccount's underlying           Management   12b-1    Other      and       Portfolio  Waivers and   after waivers and
Portfolio Name*                      Fees      Fees**   Fees    Expenses       Fees     Reductions    reductions if any
--------------------------------------------------------------------------------------------------------------------------
DWS VS II, Class A
--------------------------------------------------------------------------------------------------------------------------
Dreman Small Mid Value VIP          0.64%       -       0.14%(1)     -          0.78%        -          0.78%
--------------------------------------------------------------------------------------------------------------------------
Global Thematic VIP                 0.92%       -       0.40%(1)   0.01%        1.33%     0.27%(2)      1.06%(3)
--------------------------------------------------------------------------------------------------------------------------

DWS (1) Restated on an annual basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.
DWS (2) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.06%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
DWS (3) In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

All other prospectus provisions remain as stated in your Policy and prospectus. The DWS fund prospectus includes more information about each portfolio.

          Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.

                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.